                                                                    EXHIBIT 10.2


                                  July 26, 2002



Union Bank of California, N.A.,
   as Agent and a Lender
445 South Figueroa Street
Los Angeles, California 90071
Attention:  John C. Kase

BNP Paribas
725 South Figueroa Street, Suite 2090
Los Angeles, California 90017
Attention:  Tjalling Terpstra


         Re:  Ninth Amendment to Revolving Credit Agreement


Ladies and Gentlemen:

         We refer to the Revolving Credit Agreement dated as of August 31, 2000, as amended by the First Amendment to Revolving Credit Agreement dated October 23, 2000, the Second Amendment to Revolving Credit Agreement dated February 20, 2001, the Third Amendment to Revolving Credit Agreement dated June 12, 2001, the Fourth Amendment to Revolving Credit Agreement dated as of July 31, 2001, the Fifth Amendment to Revolving Credit Agreement dated August 28, 2001, the Sixth Amendment to Revolving Credit Agreement dated October 26, 2001, the Seventh Amendment to Revolving Credit Agreement and First Amendment to Security Agreement dated as of January 8, 2002 and the Eighth Amendment to Revolving Credit Agreement dated as of May 1, 2002 (said Agreement, as so amended, herein called the "Credit Agreement"), among THQ Inc. (the "Borrower"), each of Union Bank of California, N.A. and BNP Paribas (the "Lenders"), and Union Bank of California, N.A., as administrative agent (in such capacity, the "Agent") for the Lenders, as syndication agent and as arranger. Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein, and the rules of interpretation set forth in Sections 1.2 and
1.3 of the Credit Agreement are incorporated by reference herein.

         1. Effective as of the date of this letter amendment but subject to satisfaction of the conditions precedent set forth in paragraph 3, the Credit Agreement is hereby amended as set forth below.

                  (a) The definition of "Commitment Termination Date" in Section
1.1 of the Credit Agreement is amended in full to read as follows:

                      "`Commitment Termination Date' means October 1, 2002."

Union Bank of California, N.A.
BNP Paribas
July 26, 2002
Page 2



                  (b) Schedule 1 to the Credit Agreement is amended in full to be in the form attached hereto as Schedule 1.

         2. The Borrower hereby represents and warrants for the benefit of the Lenders and the Agent that (a) the representations and warranties contained in the Credit Documents are correct in all material respects on and as of the date of this letter amendment, before and after giving effect to the same, as if made on and as of such date, and (b) no event has occurred and is continuing, or would result from the effectiveness of this letter amendment, that constitutes a Default.

         3. This letter amendment shall become effective when the Agent has received all of the following documents, in form and substance satisfactory to the Agent and in the number of originals requested thereby: (a) this letter amendment, duly executed by the Borrower and the Lenders; (b) a consent to this letter amendment, duly executed by THQ/Jakks; and (c) such other approvals, opinions, evidence and documents as any Lender may reasonably request.

         4. On and after the effective date of this letter amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this letter amendment. The Credit Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this letter amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under any of the Credit Documents or constitute a waiver of any provision of any of the Credit Documents.

         5. This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

Union Bank of California, N.A.
BNP Paribas
July 26, 2002
Page 3




         6. THIS LETTER AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES THEREOF.




                                       Very truly yours,

                                       THQ INC.


                                       By: /s/ FRED GYSI
                                           -------------------------------------
                                           Fred Gysi
                                           Senior Vice President,
                                            Finance & Administration
                                            & Chief Financial Officer

Agreed as of the date first written above:


UNION BANK OF CALIFORNIA, N.A.,
   as Agent and Lender


By:
    ----------------------------------
      John C. Kase
      Vice President &
       Senior Credit Executive

Union Bank of California, N.A.
BNP Paribas
July 26, 2002
Page 3




         6. THIS LETTER AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES THEREOF.




                                       Very truly yours,

                                       THQ INC.


                                       By:
                                           -------------------------------------
                                           Fred Gysi
                                           Senior Vice President,
                                            Finance & Administration
                                            & Chief Financial Officer

Agreed as of the date first written above:


UNION BANK OF CALIFORNIA, N.A.,
   as Agent and Lender


By: /s/ JOHN C. KASE
    ----------------------------------
      John C. Kase
      Vice President &
       Senior Credit Executive

Union Bank of California, N.A.
BNP Paribas
July 26, 2002
Page 4




BNP PARIBAS


By:    /s/ TJALLING TERPSTRA
       -------------------------------
Name:  Tjalling Terpstra
Title: Director


By:    /s/ JANICE S. H. HO
       -------------------------------
Name:  Janice S. H. Ho
Title: Director

                                                                      SCHEDULE 1



                      FACILITY AMOUNT AND ADVANCE SUBLIMIT



I. Facility Amount

Month                      Amount
-----                      ------
August 2001                $35,000,000
September 2001             $35,000,000
October 2001               $35,000,000
November 2001              $35,000,000
December 2001              $35,000,000
January 2002               $35,000,000
February 2002              $20,000,000
March 2002                 $20,000,000
April 2002                 $20,000,000
May 2002                   $20,000,000
June 2002                  $20,000,000
July 2002                  $20,000,000
August 2002                $20,000,000
September 2002             $35,000,000


II. Advance Sublimit

Month                      Amount
-----                      ------
August 2001                $10,000,000
September 2001             $10,000,000
October 2001               $10,000,000
November 2001              $30,000,000
December 2001              $30,000,000
January 2002               $20,000,000
February 2002              $10,000,000
March 2002                 $10,000,000
April 2002                 $10,000,000
May 2002                   $10,000,000
June 2002                  $10,000,000
July 2002                  $10,000,000
August 2002                $10,000,000
September 2002             $10,000,000